UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: June 20, 2012

GulfSlope Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3984 Washington Blvd. #342
Fremont, CA 94538
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (415) 800-4344

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

On June 20, 2012, GulfSlope Energy, Inc. (the “Company”) accepted subscriptions from investors in a private placement described under Item 3.02 below, and a final closing for the placement was held. The information included in Item 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On June 20, 2012, the Company held a final closing in connection with a private placement of its common stock.  At the final closing, the Company issued 59,500,000 shares of its common stock (the “Shares”) at a price of $0.01 per share, receiving gross proceeds of $595,000, and no sales commissions were paid in connection with the closing. The Company intends to use the proceeds of the placement for general corporate purposes. A copy of the form of subscription agreement relating to the sale of the Shares in the placement is incorporated by reference in this Form 8-K as set forth in Exhibit 10.1.

The offer and sale of the Shares described above were made without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws. The sale of the Shares did not involve any public offering; each investor made representations regarding its investment intent, experience and sophistication; each investor either received or had access to adequate information about us in order to make an informed investment decision.  Having received representations to this effect, we believe that each investor is an “accredited investor” as that term is defined under Rule 501(a) of Regulation D; and no advertising or general solicitation was made in connection with the sale and issuance of the Company’s common stock.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Resignation of Director.

On June 21, 2012, John Preftokis resigned from his position as a Director and as President and Chief Executive Officer of the Company.  His resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

Mr. Preftokis will continue to render services to the Company as a consultant pursuant to an existing one-year agreement, under which Mr. Preftokis has been paid 5 million shares of common stock.

(b)  Resignation of Principal Executive Officer.

The information set forth in Item 5.02(a) is hereby incorporated by reference.

(c)  Appointment of Principal Executive Officer.

On June 21, 2012, James M. Askew was appointed as the Company’s President, Chief Executive Officer, Secretary, and Treasurer.  Mr. Askew was also elected to serve as Chairman of the Company’s board of directors to fill the vacancy created by the resignation of Mr. Preftokis.

Mr. Askew, 47, has served as an independent oil and gas investor since March 2008.  Prior thereto, Mr. Askew served as president of EnerGulf Resources Inc. (ENG:TSX.V, "EnerGulf") from November 2003 through March 2008, and as a director of EnerGulf from August 2002 until March 2008.  During his service at EnerGulf, Mr. Askew was involved in a variety of oil and gas exploration projects focused in Texas, South America, and Africa.

The Company entered into an employment agreement with Mr. Askew, effective June 21, 2012 (the “Agreement”), pursuant to which Mr. Askew will serve as President, Chief Executive Officer, Secretary and Treasurer of the Company.  The Agreement has an initial term of three (3) years (subject to termination upon 90 days notice by the Company), commencing on June 21, 2012.  Pursuant to the Agreement, Mr. Askew will be paid a base salary of $300,000 per year, and will be eligible to receive bonuses at the discretion of the Company’s board of directors.  The Agreement also entitles Mr. Askew the right to participate in the Company’s benefit plans.  Pursuant to the Agreement, the Company will pay Mr. Askew a sign-on bonus of $100,000.  The Agreement does not provide for any severance payments upon termination of the Agreement by the Company, other than provisions for the reimbursement of accrued expenses and unpaid base compensation.  The Agreement also contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.  The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference

Except as set forth herein, there are no arrangements or understandings between Mr. Askew and any other person pursuant to which he was selected as President, Chief Executive Officer, Secretary and Treasurer, or pursuant to which Mr. Askew was elected to serve as the Chairman of the Company’s board of directors.

Except as set forth below, there have been no transactions since the beginning of the Company’s last fiscal year, nor are any currently proposed, regarding Mr. Askew that are required to be disclosed by Item 404(a) of Regulation S-K:

Effective May 1, 2012, the Company and Mr. Askew entered into a consulting agreement pursuant to which Mr. Askew would provide the Company’s board of directors advice relating to certain of the Company’s strategic and business development activities (at a high level), including business development finance, and corporate strategy.  In consideration for entering into the consulting agreement, Mr. Askew was issued 50 million shares of the Company’s common stock for services rendered.  Mr. Askew’s obligations under the consulting agreement have been replaced and superseded by the Agreement described above.

(d)  Election of Directors.

The information set forth in Item 5.02(c) is hereby incorporated by reference.

(e)  Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.02(b) and 5.02(c) is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Form of Subscription Agreement incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed with the Securities and Exchange Commission on June 6, 2012
10.2	Employment Agreement, dated June 21, 2012, by and between the Company and James M. Askew

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 25, 2012

GULFSLOPE ENERGY, INC.

By:	/S/ James M. Askew
James M. Askew, President and Chief Executive Officer